Exhibit 10.2

ASSIGNMENT OF LOAN SALE AGREEMENT

THIS ASSIGNMENT OF LOAN SALE AGREEMENT (this “Assignment”) is made this 28th day of June, 2011, between TNP ACQUISITIONS, LLC, a Delaware limited liability company (the “Assignor”); and TNP SRT CONSTITUTION TRAIL, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

THAT for and in consideration of the sum of ten dollars ($10.00) cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign to Assignee all of Assignor’s rights, title, and interest in, to, and under that certain Loan Sale Agreement, dated June 21, 2011, as amended (the “Agreement”), M&I Marshall & Ilsley Bank, a Wisconsin state-chartered bank, as Seller, and TNP Acquisitions, LLC, a Delaware limited liability company, as Buyer, in connection with the acquisition of the loan described therein (the “Loan”), which Loan is more particularly described in the Agreement.

Assignee, as evidenced by its signature hereto, agrees to assume and perform the obligations of Assignor under the Agreement.

[SIGNATURES FOLLOW]

WITNESS the following signatures:

ASSIGNOR:	TNP ACQUISITIONS, LLC, a Delaware limited liability company

	By:	/s/ Stephen Corea
	Name:	Stephen Corea
	Its:	SVP Acquisitions

ASSIGNEE:	TNP SRT CONSTITUTION TRAIL, LLC, a Delaware limited liability company

	By:	TNP Strategic Retail Operating Partnership, L.P., a Delaware limited partnership its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Delaware corporation its general Partner

			By:	/s/ Stephen Corea
			Name:	Stephen Corea
			Its:	SVP Acquisitions

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